SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 31, 2005

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date March 31, 2005, as previously amended, in order to revise the pro-forma financial information provided pursuant to Item 9.01(b) of Form 8-K to reflect the restatement of certain of our historical financial statements consistent with Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and Amendment No. 1 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, both filed on August 26, 2005.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

a)                                      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The audited balance sheet of Binax, Inc. as of December 31, 2004, and the related statements of operations, stockholder’s equity and cash flows for the year ended December 31, 2004, are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

b)                                     PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and three months ended March 31, 2005, all giving pro forma effect to the Company’s acquisition of the stock of Binax, Inc. and Ischemia Technologies, Inc., are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

c)                                      EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description

*+2.1

Agreement and Plan of Merger, dated February 8, 2005, by and among Inverness Medical Innovations, Inc., a Delaware corporation to be formed as a wholly-owned subsidiary of Inverness Medical Innovations, Inc., Binax, Inc., Roger N. Piasio and Myron C. Hamer, and Roger N. Piasio, as stockholder representative (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, event date February 8, 2005, filed on February 9, 2005)

*23.1	Consent of Baker Newman & Noyes LLC

*99.1	Audited balance sheet of Binax, Inc. as of December 31, 2004, and the related statements of income, stockholder’s equity and cash flows for the year ended December 31, 2004

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and three months ended March 31, 2005

*                 Previously filed

**          Filed herewith

+                 The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

Dated: August 31, 2005

EXHIBIT INDEX

Exhibit Number	Description

*+2.1

Agreement and Plan of Merger, dated February 8, 2005, by and among Inverness Medical Innovations, Inc., a Delaware corporation to be formed as a wholly-owned subsidiary of Inverness Medical Innovations, Inc., Binax, Inc., Roger N. Piasio and Myron C. Hamer, and Roger N. Piasio, as stockholder representative (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, event date February 8, 2005, filed on February 9, 2005)

*23.1	Consent of Baker Newman & Noyes LLC

*99.1	Audited balance sheet of Binax, Inc. as of December 31, 2004, and the related statements of income, stockholder’s equity and cash flows for the year ended December 31, 2004

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2004 and three months ended March 31, 2005

*                 Previously filed

**          Filed herewith

+                 The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.